                                                        EXHIBIT 10.4

                            MARINE MIDLAND BANK

                                140 Broadway

                          New York, New York 10005
                     ----------------------------------

                               ACKNOWLEDGMENT

                                     OF

                         SATISFACTION AND DISCHARGE

                                    Of  the  Indenture  (the   "Indenture")
                  dated as of November 3, 1993, between U.S. Home Corporation, a Delaware corporation (the "Company") and Marine Midland Bank, as Trustee (in such capacity, the "Trustee");

                  This instrument of Acknowledgment of Satisfaction and Discharge is executed this 18th day of September, 1997 by the Trustee.

                  The entire principal amount of the Company's 4 % Convertible Subordinated Debentures due 2005 (the "Convertible Subordinated Debentures") issued under the Indenture were called for redemption on September 10, 1997 pursuant to Article 3 of the Indenture.

                  On September 9, 1997, the sum of $72,719,402.24 was delivered to the Trustee for the payment of the redemption price (including accrued and unpaid interest) on September 10, 1997 of all the Convertible Subordinated Debentures not converted into shares of the Company's common stock, canceled or surrendered for cancellation to the Trustee prior to the close of business on September 9, 1997.

                  THEREFORE, the Trustee hereby acknowledges that the Indenture is satisfied and, subject to the Company's and the Trustee's continuing obligations under Sections 7.07 and 9.03 thereof, the Indenture, and all of the Company's obligations under the Convertible Subordinated Debentures and the Indenture are discharged as of September 10, 1997.

                                            MARINE MIDLAND BANK,
                                              as Trustee

                                            By: /s/ Charles E.Bauer
                                                ---------------------------
                                                Charles E. Bauer
                                                Vice President

(seal)

Attest: /s/ Frank J. Godino
        -------------------
        Frank J. Godino
        Assistant Vice President

                     CERTIFICATE OF MARINE MIDLAND BANK

                  The undersigned, Marine Midland Bank ("Marine"), Trustee under the Indenture dated as of November 3, 1993 (the "Indenture") of U.S. Home Corporation (the "Company"), and Paying Agent of the Company's 4 % Convertible Subordinated Debentures due 2005, DOES HEREBY CERTIFY as follows:
                       1.  Each  of  the   Acknowledgment   of
                           Satisfaction and Discharge of the Indenture dated September 18, 1997 and the Acknowledgment of Receipt of Redemption Price has been duly executed on behalf of Marine by Charles E. Bauer, one of its Vice Presidents, the corporate seal of Marine has been affixed thereto and attested by Frank J. Godino, one of its Assistant Vice Presidents, and each of said Acknowledgments has been delivered by Marine.

                       2.  The  signatures   appearing   below
                           opposite  the names of Charles E. Bauer,  Robert
                           A. Conrad and Frank J. Godino are the authentic signatures, respectively, of such officers.
Name                          Officer                             Signature
Charles E. Bauer             Vice President               /s/ Charles E. Bauer
Robert A. Conrad             Vice President               /s/ Robert A. Conrad
Frank J. Godino              Assistant Vice President     /s/ Frank J. Godino

                        3. The  officers of Marine  referred to
                           above were, at the time of performing such acts, and are, at the date hereof, duly elected or appointed, qualified and acting officers of Marine.

                       4.  Attached  hereto as  Exhibit A is a
                           true and correct copy of excerpts from the Trustee's By-laws, as amended, which at the date hereof are in full force and effect.


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                 IN WITNESS  WHEREOF,  Marine Midland Bank has caused this
Certificate to be executed by one of its Vice Presidents this 18th day of September, 1997.

                                              MARINE MIDLAND BANK


                                              By: /s/ Robert A. Conrad
                                                  ----------------------
                                                  Robert A. Conrad
                                                  Vice President

Attest:

                  I, Frank J. Godino, Assistant Vice President of Marine Midland Bank, DO HEREBY CERTIFY that Robert A. Conrad is Vice President of Marine Midland Bank and that his signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of September,1997.
                                              /s/ Frank J. Godino
                                                  -------------------------
                                                  Frank J. Godino
                                                  Assistant Vice President